UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2015

COUNTY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	005-88541	39-1850431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road Manitowoc, Wisconsin	54221
(Address of principal executive offices)	(Zip code)

                    (920) 686-9998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

County Bancorp, Inc. (the “Company”) will hold its first Annual Meeting of Shareholders as a public company on Tuesday, May 19, 2015 (the “2015 Annual Meeting”), at 6:00 P.M., Central time, and located at the Silver Lake College Franciscan Center Atrium, 2406 S. Alverno Road, Manitowoc, Wisconsin 54220.  The record date for the 2015 Annual Meeting will be April 1, 2015.

Because the 2015 Annual Meeting will be the Company’s first annual meeting as a public company, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has set a deadline of March 25, 2015 for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 for inclusion in our proxy materials for the 2015 Annual Meeting.

All shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must be directed to Mark A. Miller, the Secretary of County Bancorp, Inc., 860 North Rapids Road, Manitowoc, Wisconsin 54221. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or director nomination that does not comply with these and other applicable requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 4, 2015

COUNTY BANCORP, INC.

By:  /s/ Mark A. Miller

Mark A. Miller

Secretary

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